SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               ------------------

                                 Date of Report
                                August 28, 1998

                           CONCORD ENERGY INCORPORATED
             (Exact Name of Registrant as Specified in its charter)

         Delaware                     2-6806-NY                 22-2670198
(State or other jurisdiction        (Commission              (IRS Employer
   of incorporation)                File Number)           Identification No.)

       1515 Simmons Street, Jourdanton, Texas                    78026
      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (830) 769-3955

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Item 3.  Bankruptcy or Receivership.

      On August 27, 1998, Concord Energy Incorporated (the "Company") and its subsidiary Knight Equipment & Manufacturing Corporation ("KEMCO") filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code, Case No. 98-54129-K and 98-54130-K, respectively, in the United States Bankruptcy Court, Western District of Texas, San Antonio Division, Judge Ronald King presiding. The Company, as Debtor-in-Possession, will continue to operate and manage its affairs and attempt to restructure its financial obligations.

      A copy of the press release issued by the Company on August 28, 1998, reporting the Chapter 11 filings and related matters, is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

      (c) Exhibits

          The following exhibit is filed as part of this report:

                 99.1 News Release of Concord Energy Incorporated dated August 28, 1998.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Concord Energy Incorporated

                                     (Registrant)

Dated:  August 28, 1998              By: /S/
                                        ----------------------------------------
                                        Deral Knight,
                                        President, Chief Executive Officer
                                        and Chairman of the Board of Directors


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

                                 EXHIBIT INDEX


     Exhibit                                                            Page
     Number                       Description                          Number
     ------                       -----------                          ------
      99.1                 News Release of Concord Energy                 5
                           Incorporated dated August 28, 1998


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